                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                        _______________________________


                                   FORM 8-K/A



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

--------------------------------------------------------------------------------

Date of Report (Date of earliest event reported): May 13, 1997
                                                  (February 28, 1997)
                                                  -------------------


                        JEFFERSON SAVINGS BANCORP, INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                   DELAWARE
               -------------------------------------------------
                (State or other jurisdiction of incorporation)


           0-21466                                 43-1625841
--------------------------------    -----------------------------------------
   (Commission File Number)             (IRS Employer Identification No.)



                14915 MANCHESTER ROAD, BALLWIN, MISSOURI   63011
      ------------------------------------------------------------------
                (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (314) 227-3000


                                Not Applicable
   -------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits
------   ---------------------------------

(a)  Financial Statements of Businesses Acquired
     -------------------------------------------

     Audited Financial Statements of L & B Financial, Inc.
     -----------------------------------------------------

     1. Report of Independent Auditors (Incorporated by reference to the Registrant's Form 8-K filed March 14, 1997).
     2. Consolidated Balance Sheets as of June 30, 1996 and 1995 (Incorporated by reference to the Registrant's Form 8-K filed March 14, 1997).
     3. Consolidated Statements of Income for the Years Ended June 30, 1996, 1995 and 1994 (Incorporated by reference to the Registrant's Form 8-K filed March 14, 1997).
     4. Consolidated Statement of Stockholders' Equity for the Years Ended June 30, 1996, 1995 and 1994 (Incorporated by reference to the Registrant's Form 8-K filed March 14, 1997).
     5. Consolidated Statements of Cash Flows for the Years Ended June 30, 1996, 1995 and 1994 (Incorporated by reference to the Registrant's Form 8-K filed March 14, 1997).
     6. Notes to Consolidated Financial Statements (Incorporated by reference to the Registrant's Form 8-K filed March 14, 1997).

     Unaudited Financial Statements of L & B Financial, Inc.:
     --------------------------------------------------------

     1. Consolidated Balance Sheet as of December 31, 1996 and 1995 (Incorporated by reference to the Registrant's Form 8-K filed March 14, 1997).
     2. Consolidated Statements of Income for the Six Months Ended December 31, 1996 and 1995 (Incorporated by reference to the Registrant's Form 8-K filed March 14, 1997).
     3.   Consolidated Statements of Cash Flows for the Three and Six
          Months Ended December 31, 1996 and 1995.
     4. Consolidated Statements of Changes in Stockholders' Equity for the Twelve Months Ended June 30, 1996 and the Six Months Ended December 31, 1996.

(b)  Unaudited Pro Forma Financial Information:
     ------------------------------------------

     1.   Pro Forma Combined Condensed Balance Sheet as of December 31, 1996.
     2. Pro Forma Combined Condensed Statement of Income for the Year Ended December 31, 1996, and notes thereto.

(c)  Exhibits The following exhibits are submitted herewith:
     --------

     Exhibit No.    Exhibit
     ----------     -------

     2(a) Agreement and Plan of Merger, dated September 25, 1996, by and between the Registrant, Jefferson Savings AcquisitionCo, Inc. and L & B Financial, Inc., incorporated herein by reference to the Registrant's Registration Statement on Form S-4 filed with the Commission on December 19, 1996, with a Pre-Effective Amendment No. 1 filed on January 24, 1997, and effective on January 28, 1997.

     2(b) Agreement and Plan of Merger, dated January 7, 1997, by and between Loan & Building State Savings Bank and First Federal Savings Bank of North Texas (Incorporated by reference to the Registrant's Form 8-K filed March 14, 1997).

     2(c) Agreement and Plan of Merger, dated May 31, 1996, as amended on August 31, 1996 and on October 9, 1996, by and between the Registrant, First Federal Savings Bank of North Texas, and Texas Heritage Savings Association/Banc, incorporated herein by reference to the Registrant's Registration Statement on Form S-4 filed with the Commission on October 28, 1996, and effective on October 29, 1996.

     99(a)(i) Press Release, dated January 2, 1997, with respect to the Registrant's acquisition of Texas Heritage Savings Association/Banc (Incorporated by reference to the Registrant's Form 8-K filed March 14, 1997).

     99(a)(ii)      Press Release, dated March 3, 1997, with respect to the
                    Registrant's acquisition of L & B Financial, Inc.
                    (Incorporated by reference to the Registrant's Form 8-K filed March 14, 1997).

                              L&B FINANCIAL, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 Three and Six Months ended December 31, 1996 (unaudited) and 1995 (unaudited)
                                 (in thousands)

                                                                            Three Months Ended             Six Months Ended
                                                                         --------------------------    --------------------------
                                                                             1996          1995            1996          1995
                                                                         ------------  ------------    ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                                    $   236      $    363        $     82      $    730
Adjustments to reconcile net income to net cash provided by
 Depreciation and amortization of premises and equipment                           45            30              90            58
 Unearned compensation expense                                                     46             0              92             0
 Not loss on the sale of investment securities available-for-sale                   0            15               0            13
 Net gain on the sale of loans held-for-sale                                      (36)            0             (63)            0
 Net gain on the sale of REO                                                        0             0               0            (5)
 FHLB stock dividends                                                             (11)          (11)            (22)          (23)
 Decrease (increase) in accrued interest receivable                                25           101               7           (56)
 Decrease (increase) in other assets                                               87          (497)           (121)         (602)
 (Decrease) increase in other liabilities                                      (1,526)         (456)           (525)           16
                                                                         ------------  ------------    ------------  ------------
Net cash (used) provided by operating activities                               (1,134)         (455)           (460)          131
                                                                         ============  ============    ============  ============

CASH FLOWS FROM INVESTING ACTIVITIES:
Loan origination                                                               (7,166)      (10,808)        (27,096)      (16,673)
Principal repayments on loans                                                   5,058         6,919          20,314        10,022
Sale of loans held-for-sale                                                     1,529         2,325           3,540         4,329
Purchase of investment and mortgage-backed securities:
 Held-to-maturity                                                              (1,019)            0          (1,019)      (11,411)
 Available-for-sale                                                                 0             6               0        (3,000)
Maturity of investments and mortgage-backed securities held-to-maturity
                                                                                  510           568           3,645         1,093
Sale of investment and mortgage-backed securities available-for sale                0         3,482               0         5,482
Principal repayments on mortgage-backed securities held-to-maturity             1,325         1,212           2,912         3,305
Proceeds from the sale of real estate acquired through foreclosure                  0             0              60             8
Purchase of premises and equipment                                                 (2)         (244)            (79)         (288)
                                                                         ------------  ------------    ------------  ------------
Net cash provided by (used in) investing activities                               235         3,460           2,277        (7,133)
                                                                         ============  ============    ============  ============

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends paid in cash ($0.20 per share - 1996 and 1995)                         (151)         (154)           (301)         (314)
Net increase (decrease) in deposits                                                25            29            (298)        1,109
Repayment of FHLB advances                                                     (3,500)            0          (3,500)       (9,908)
Proceeds from FHLB advances                                                     2,500         3,500           2,500        18,404
                                                                         ------------  ------------    ------------  ------------
Net cash (used in) provided by financing activities                            (1,126)        3,375          (1,599)        9,391
                                                                         ============  ============    ============  ============
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS
                                                                               (2,025)        6,380             218         2,389
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD
                                                                               11,159         2,427           8,916         6,418
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                    $ 9,134      $  8,807        $  9,134      $  8,800
                                                                         ============  ============    ============  ============

                              L&B FINANCIAL, INC.
          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

    Twelve Months ended June 30, 1996 and Six Months ended December 31, 1996
                                  (unaudited)
                                 (in thousands)

                                                                                                      Net
                                                                                                   unrealized
                                                                                                  gain/(loss)
                                                                                                       on
                                                           Additional   Unearned                   securities
                                       Common   Treasury    Paid-in       ESOP       Unearned      available
                                       Stock     Stock      Capital      Shares    Compensation     for sale
BALANCE AT JUNE 30, 1995                   $17       $ 0      $15,998      $(896)         $   0         $  (9)
                                      ========  =========  ===========  =========  =============  ============
Net change in unrealized gain
 (loss) on securities available-for-         -         -            -          -           (109)             -
 sale

Fair value of share committed to
 be released from ESOP                       -         -            -         71              -              -

Shares purchased for stock
 compensation plans                          -         -            -          -           (420)             -

Cash dividend ($.040 per share)              -         -            -          -              -             -

Purchase of treasury stock                   -        (1)        (833)         -              -             -

Compensation expense under
 stock compensation plan                     -         -            -          -            112             -

Net income                                   -         -            -          -              -             -
                                      --------  ---------  -----------  ---------  -------------  ------------
BALANCE AT JUNE 30, 1996                   $17       $(1)     $15,165      $(825)         $(308)        $(118)
                                      ========  =========  ===========  =========  =============  ============
Fair value of shares committed to
 be released from ESOP                       -         -            -         50              -             -

Compensation expense under
 stock compensation plan                     -         -            -          -             42             -

Net change in unrealized gain
 (loss) on securities available-for-
 sale                                        -         -            -          -              -           153


Cash dividend ($0.20 per share)              -         -            -          -              -             -

Net income                                   -         -            -          -              -             -
                                      --------  ---------  -----------  ---------  -------------  ------------
BALANCE AT DECEMBER 31,
 1996                                      $17       $(1)     $15,165      $(775)         $(266)          $35
                                      ========  =========  ===========  =========  =============  ============

                                                             Retained
                                                             Earnings-           Total
                                                           Substantially     Stockholders'
                                                            Restricted          Equity
BALANCE AT JUNE 30, 1995                                         $10,544           $25,654
                                                           ==============    ==============
Net change in unrealized gain
 (loss) on securities available-for-                                   -              (109)
 sale

Fair value of share committed to
 be released from ESOP                                                 -                71

Shares purchased for stock
 compensation plans                                                 (151)             (571)

Cash dividend ($.040 per share)                                     (625)             (625)

Purchase of treasury stock                                          (365)           (1,199)

Compensation expense under
 stock compensation plan                                                               112

Net income                                                         1,450             1,450
                                                           --------------    --------------
BALANCE AT JUNE 30, 1996                                         $10,583           $24,783
                                                           ==============    ==============
Fair value of shares committed to
 be released from ESOP                                                 -                50

Compensation expense under
 stock compensation plan                                               -                42

Net change in unrealized gain
 (loss) on securities available-for-                                   -               153
 sale


Cash dividend ($0.20 per share)                                     (301)             (301)

Net income                                                            82                82
                                                           --------------    --------------
BALANCE AT DECEMBER 31,
 1996                                                            $10,634           $24,809
                                                           ==============    ==============

                        JEFFERSON SAVINGS BANCORP, INC.

              Pro Forma Combined Condensed Financial Information
                                  (Unaudited)


On December 30, 1996, Jefferson Savings Bancorp, Inc., St. Louis, Missouri (the Company) completed its purchase of Texas Heritage Association/Banc in Rowlett, Texas (Texas Heritage) in exchange for a combination of $5,147,000 in cash and 223,151 shares of the Company's common stock with a value of $5,155,000. On February 28, 1997, the Company completed its purchase of L&B Financial, Inc. in Sulphur, Springs, Texas (L&B Financial) in exchange for a combination of $15,266,000 in cash and 547,950 shares of the Company's common stock with a value of $15,277,000.

The following unaudited pro forma financial information combines the historical financial information of the Company and L&B Financial and Texas Heritage giving effect to the mergers. The pro forma combined condensed balance sheet reflects the acquisition of L&B Financial as if it had become effective on December 31, 1996, while the pro forma combined condensed statement of income for the year ended December 31, 1996 reflects the acquisitions of L&B Financial and Texas Heritage using an effective date of January 1, 1996.

The acquisitions have been accounted for using the purchase method of accounting. The adjustments arising from the application of the purchase method of accounting are described in the notes to the pro forma combined condensed financial statements.

The unaudited pro forma combined condensed financial statements should be read in conjunction with the accompanying notes and the audited consolidated financial statements and notes thereto of the Company as of December 31, 1996, and L&B Financial and Texas Heritage as of June 30, 1996. The pro forma financial statements may not be indicative of the results that actually would have occurred if the acquisition had been effective on the dates indicated or which may be obtained in the future.

                        JEFFERSON SAVINGS BANCORP, INC.
            Pro Forma Combined Condensed Balance Sheet (Unaudited)
                               December 31, 1996

                       (Dollars expressed in thousands)

                                                                                              Pro Forma
                                                                                    -----------------------------
                                                             Jefferson       L&B     Adjustments
                                                              Savings     Financial,  Increase
                                                           Bancorp, Inc.     Inc.    (Decrease)        Combined
                                                           -------------     ----    ----------        --------
                        Assets
                        ------
Cash.....................................................   $    7,359      1,345          -              8,704
Interest-bearing deposits and federal funds sold.........       16,346      7,789          -             24,135
Investment securities....................................       85,702     12,753          (81) (c)      98,374
Mortgage-backed securities...............................       95,203     46,095         (263) (c)     141,035
Loans receivable, net....................................      885,405     69,657          -            955,062
Investment in real estate, net...........................        4,460        293          -              4,753
Stock in Federal Home Loan Banks.........................       15,769        773          -             16,542
Office properties and equipment, net.....................        9,668      2,257         (627) (c)      11,298
Excess of cost over fair value of net assets acquired....       19,746        -         29,697  (a)      25,275
                                                                                       (24,809) (b)
                                                                                           641  (c)
Accrued income and other assets..........................        8,421      1,440          -              9,861
                                                            ----------    -------    ---------        ---------
                                                            $1,148,079    142,402        4,558        1,295,039
                                                            ==========    =======    =========        =========

         Liabilities and Stockholders' Equity
         ------------------------------------
Savings deposits.........................................      947,069    104,267          -          1,051,336
Borrowed money...........................................       97,682     12,500       15,266  (a)     125,448
Advance payments by borrowers for taxes and insurance....        2,884        348          -              3,232
Accrued expenses and other liabilities...................       10,525        478          500  (a)      11,173
                                                                                          (330) (c)
                                                            ----------    -------    ---------        ---------
       Total liabilities.................................    1,058,160    117,593       15,436        1,191,189
                                                            ----------    -------    ---------        ---------
Stockholders' equity:
  Common stock...........................................           45         17            5  (a)          50
                                                                                           (17) (b)
  Additional paid-in capital.............................       45,772     15,165       15,272  (a)      61,044
                                                                                       (15,165) (b)
  Retained earnings, subject to certain restrictions.....       50,759     10,634      (10,634) (b)      50,759
  Unrealized gain(loss) on assets available for sale.....           50         35          (35) (b)          50
  Unamortized restricted stock awards....................         (360)      (266)         266  (b)        (360)
  Unearned ESOP shares...................................       (5,345)      (775)      (1,346) (a)      (6,691)
                                                                                           775  (b)
  Treasury stock at cost.................................       (1,002)        (1)           1  (b)      (1,002)
                                                            ----------    -------    ---------        ---------
       Total stockholders' equity........................       89,919     24,809      (10,878)         103,850
                                                            ----------    -------    ---------        ---------
                                                            $1,148,079    142,402        4,558        1,295,039
                                                            ==========    =======    =========        =========

                        JEFFERSON SAVINGS BANCORP, INC.
                Pro Forma Combined Income Statement (Unaudited)
                         Year Ended December 31, 1996

            (Dollars expressed in thousands, except per share data)


                                                                                                                    Pro Forma
                                                                                                              ---------------------
                                                                            Jefferson       L&B      Texas    Adjustments
                                                                             Savings     Financial  Heritage    Increase
                                                                           Bancorp, Inc     Inc     Savings    (Decrease)  Combined
                                                                           ------------- ---------  --------  -----------  --------
Interest and Dividend income..............................................    $81,690      10,452     6,844          95(d)   99,081
Interest expense..........................................................     52,158       5,827     3,349       1,225(e)   62,559
                                                                              -------      ------     -----      ------      ------
        Net interest income...............................................     29,532       4,625     3,495      (1,130)     36,522
Provision (credit) for losses on loans....................................        660        (100)      257          --         817
                                                                              -------      ------     -----      ------      ------
        Net interest income after provision for losses on loans...........     28,872       4,725     3,238      (1,130)     35,705
                                                                              -------      ------     -----      ------      ------
Noninterest income........................................................      1,118         408       775          --       2,301
                                                                              -------      ------     -----      ------      ------
Noninterest expense:
   General and administrative.............................................     18,570       3,431     2,427         (42)(f)  24,386
   SAIF special assessment................................................      5,599         641       285                   6,525
   Amortization of excess of cost over fair value of net assets acquired..      1,023          --        --         786 (g)   1,809
                                                                              -------      ------     -----      ------      ------
        Total noninterest expense.........................................     25,192       4,072     2,712         744      32,720
                                                                              -------      ------     -----      ------      ------
        Net income before income taxes....................................      4,798       1,061     1,301      (1,874)      5,286
Income tax expense (benefit)..............................................      1,982         259       562        (392)(h)   2,411
                                                                              -------      ------     -----      ------      ------
        Net income........................................................    $ 2,816         802       739      (1,482)      2,875
                                                                              =======      ======     =====      ======      ======
Earnings per share........................................................    $   .71                                           .61
                                                                              =======                                        ======

                        JEFFERSON SAVINGS BANCORP, INC.

        Notes to Pro Forma Combined Balance Sheet and Income Statements
                                  (Unaudited)


(a) Represents the acquisition of L&B Financial for $30,543,000. This amount was paid in $15,266,000 cash and 547,950 shares of the Company's common stock with a market value of $15,277,000. This includes the purchase of shares in L&B Financial's Employee Stock Ownership Plan (ESOP) which was merged into the Company's ESOP. Acquisition costs incurred and estimated (including data center conversion) were $500,000. The total purchase price of L&B financial excluding the unearned ESOP shares and including acquisition costs was $29,697,000. These pro forma financial statements assume the Company funded the cash portion of the purchase price with borrowed money.

(b) Represents elimination of stockholders' equity of L&B Financial at December 31, 1996.

(c) Application of the purchase method of accounting gives rise to adjustments to reflect the fair value of assets acquired and liabilities assumed. The following summarizes the purchase accounting adjustments for L&B Financial and the resulting excess cost:

                                                            (In thousands)
                                                            --------------
         Purchase price................................              $30,543
         Less amount paid for unearned ESOP shares.....               (1,346)
         Acquisition costs.............................                  500
                                                                     -------
             Total purchase price......................               29,697
         Purchase accounting adjustments:
           Investment securities.......................    $   (81)
           Mortgage-backed securities..................       (263)
           Office properties and equipment.............       (627)
           Deferred income tax liability...............        330
                                                           -------
             Net purchase accounting adjustments.......       (641)
           Stockholders' equity of acquired institution     24,809
                                                           -------
         Adjusted basis of L&B Financial...............               24,168
                                                                     -------
         Excess of cost over fair value of
           net assets acquired.........................              $ 5,529
                                                                     =======

(d) Accretion related to purchase accounting adjustments. The adjustments related to investment securities were a $81,000 discount for L&B Financial and a $11,000 premium for Texas Heritage which were accreted over a weighted average expected life of 2 years. The adjustments related to mortgage backed securities were a $263,000 discount for L&B Financial and a $35,000 discount for Texas Heritage which were accreted over a weighted average expected life of 5 years.

(e) Interest paid on borrowings to fund the purchases at an assumed rate of 6%. Borrowings for the purchases of L&B Financial and Texas Heritages totaled $15 million and $5 million, respectively.

(f) Amortization of the purchase accounting discount on acquired properties of $627,000 for L&B Financial, over a useful life of 15 years.

(g) Amortization related to goodwill of $5,529,000 for L&B Financial and $6,254,000 for Texas Heritage over a life of 15 years.

(h) Income tax benefit on notes (d) through (f) based upon an assumed effective tax rate of 36%.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 13, 1997

                           JEFFERSON SAVINGS BANCORP, INC.

                                /s/ DAVID V. McCAY

                           By: _________________________________________________
                                 David V. McCay
                                 Chairman of the Board, President and
                                 Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                                 Description                                   Page
-----------                                 -----------                                   ----
2(a)                Agreement and Plan of Merger, dated September 25, 1996, by and between the Registrant, Jefferson Savings AcquisitionCo,
                    Inc. and L & B Financial, Inc., incorporated herein by
                    reference to the Registrant's Registration Statement on Form
                    S-4 filed with the Commission on December 19, 1996, with a
                    Pre-Effective Amendment No. 1 filed on January 24, 1997, and effective on January 28, 1997.

2(b) Agreement and Plan of Merger, dated January 7, 1997, by and between Loan & Building State Savings Bank and First Federal
                    Savings Bank of North Texas (Incorporated by reference to the Registrant's Form 8-K filed March 14, 1997).

2(c) Agreement and Plan of Merger, dated May 31, 1996, as amended on August 31, 1996 and on October 9, 1996, by and between the Registrant, First Federal Savings Bank of North Texas, and Texas Heritage Savings Association/Banc, incorporated herein by reference to the Registrant's Registration
                    Statement on Form S-4 filed with the Commission on October
                    28, 1996, and effective on October 29, 1996.

99(a)(i)            Press Release, dated January 2, 1997, with respect to the
                    Registrant's acquisition of Texas Heritage Savings
                    Association/Banc (Incorporated by reference to the Registrant's Form 8-K filed March 14, 1997).

99(a)(ii)           Press Release, dated March 3, 1997, with respect to the
                    Registrant's acquisition of L & B Financial, Inc.
                    (Incorporated by reference to the Registrant's Form 8-K
                    filed March 14, 1997).